Segment Reporting	12 Months Ended
Sep. 28, 2013
Segment Reporting [Abstract]
Segment Reporting
SEGMENT REPORTING
We operate in five segments: Chicken, Beef, Pork, Prepared Foods and International. We measure segment profit as operating income (loss).
During the second quarter of fiscal 2014, we began reporting our International operation as a separate segment, which was previously included in our Chicken segment. Our International segment became a separate reportable segment as a result of changes to our internal financial reporting to align with previously announced executive leadership changes. All periods presented have been reclassified to reflect this change. Beef, Pork, Prepared Foods and Other results were not impacted by this change
Chicken: Chicken includes our domestic operations related to raising and processing live chickens into fresh, frozen and value-added chicken products, as well as sales from allied products. Products are marketed domestically to food retailers, foodservice distributors, restaurant operators, hotel chains and noncommercial foodservice establishments such as schools, healthcare facilities, the military and other food processors, as well as to international export markets. This segment also includes logistics operations to move products through our domestic supply chain and the global operations of our chicken breeding stock subsidiary.
Beef: Beef includes our operations related to processing live fed cattle and fabricating dressed beef carcasses into primal and sub-primal meat cuts and case-ready products. Products are marketed domestically to food retailers, foodservice distributors, restaurant operators, hotel chains and noncommercial foodservice establishments such as schools, healthcare facilities, the military and other food processors, as well as to international export markets. This segment also includes sales from allied products such as hides and variety meats, as well as logistics operations to move products through the supply chain.
Pork: Pork includes our operations related to processing live market hogs and fabricating pork carcasses into primal and sub-primal cuts and case-ready products. Products are marketed domestically to food retailers, foodservice distributors, restaurant operators, hotel chains and noncommercial foodservice establishments such as schools, healthcare facilities, the military and other food processors, as well as to international export markets. This segment also includes our live swine group, related allied product processing activities and logistics operations to move products through the supply chain.
Prepared Foods: Prepared Foods includes our operations related to manufacturing and marketing frozen and refrigerated food products and logistics operations to move products through the supply chain. Products primarily include pepperoni, bacon, sausage, beef and pork pizza toppings, pizza crusts, flour and corn tortilla products, appetizers, prepared meals, ethnic foods, soups, sauces, side dishes, meat dishes, breadsticks and processed meats. Products are marketed domestically to food retailers, foodservice distributors, restaurant operators, hotel chains and noncommercial foodservice establishments such as schools, healthcare facilities, the military and other food processors, as well as to international export markets.
International: International includes our foreign operations primarily related to raising and processing live chickens into fresh, frozen and value-added chicken products in Brazil, China, India and Mexico. Products are marketed in each respective country to food retailers, foodservice distributors, restaurant operators, hotel chains, noncommercial foodservice establishments and live markets, as well as to other international export markets.
The results from Dynamic Fuels are included in Other.
Information on segments and a reconciliation to income from continuing operations before income taxes are as follows:

	in millions
	Chicken	Beef	Pork	Prepared Foods	International	Other	Intersegment Sales	Consolidated
Fiscal year ended September 28, 2013
Sales	$10,988	$14,400	$5,408	$3,322	$1,324	$46	$(1,114)	$34,374
Operating Income	683	296	332	101	(37)	—		1,375
Total Other (Income) Expense								118
Income from Continuing Operations before Income Taxes								1,257
Depreciation	251	87	30	61	40	5		474
Total Assets	4,944	2,798	931	1,176	876	1,452		12,177
Additions to property, plant and equipment	253	105	22	87	58	33		558
Fiscal year ended September 29, 2012
Sales	$10,270	$13,755	$5,510	$3,237	$1,104	$167	$(988)	$33,055
Operating Income (Loss)	554	218	417	181	(70)	(14)		1,286
Total Other (Income) Expense								321
Income from Continuing Operations before Income Taxes								965
Depreciation	228	86	30	54	40	5		443
Total Assets	4,934	2,634	895	960	968	1,505		11,896
Additions to property, plant and equipment	354	100	32	99	97	8		690
Fiscal year ended October 1, 2011
Sales	$9,810	$13,549	$5,460	$3,215	$978	$127	$(1,107)	$32,032
Operating Income (Loss)	189	468	560	117	(21)	(24)		1,289
Total Other (Income) Expense								211
Income from Continuing Operations before Income Taxes								1,078
Depreciation	226	84	28	58	33	4		433
Total Assets	4,593	2,610	960	943	819	1,146		11,071
Additions to property, plant and equipment	381	88	27	58	83	6		643

We allocate expenses related to corporate activities to the segments, while the related assets and additions to property, plant and equipment remain in Other.
The Chicken segment had sales of $16 million, $6 million and $5 million for fiscal 2013, 2012 and 2011, respectively, from transactions with other operating segments. The Pork segment had sales of $872 million, $771 million and $816 million for fiscal 2013, 2012 and 2011, respectively, from transactions with other operating segments. The Beef segment had sales of $226 million, $211 million and $286 million for fiscal 2013, 2012 and 2011, respectively, from transactions with other operating segments.
Our largest customer, Wal-Mart Stores, Inc., accounted for 13.0%, 13.8% and 13.3% of consolidated sales in fiscal 2013, 2012 and 2011, respectively. Sales to Wal-Mart Stores, Inc. were included in the Chicken, Beef, Pork, Prepared Foods, and International segments. Any extended discontinuance of sales to this customer could, if not replaced, have a material impact on our operations.
The majority of our operations are domiciled in the United States. Approximately 96%, 95% and 96% of sales to external customers for fiscal 2013, 2012 and 2011, respectively, were sourced from the United States. Approximately $6.1 billion and $5.9 billion of long-lived assets were located in the United States at September 28, 2013, and September 29, 2012, respectively. Approximately $485 million and $564 million of long-lived assets were located in foreign countries, primarily Brazil, China, Mexico and India, at September 28, 2013, and September 29, 2012, respectively.
We sell certain products in foreign markets, primarily Brazil, Canada, Central America, China, the European Union, Japan, Mexico, the Middle East, South Korea, Taiwan, and Vietnam. Our export sales from the United States totaled $4.2 billion, $4.0 billion and $4.1 billion for fiscal 2013, 2012 and 2011, respectively. Substantially all of our export sales are facilitated through unaffiliated brokers, marketing associations and foreign sales staffs. Sales of products produced in a country other than the United States were less than 10% of consolidated sales for each of fiscal 2013, 2012 and 2011.